L. Subsequent Events	6 Months Ended
Mar. 31, 2014
Notes to Financial Statements
E. Subsequent Events

On May 5, 2014, the Company executed a Modification of Contract (the "Modification") with the BARDA. The purpose of the Modification is to 1) make available $1,778,000 to reimburse the Company for actual costs incurred under the first three years of the BARDA Contract, 2) establish an increased provisional indirect billing rate for fiscal year 2014 and the rest of the BARDA Contract period of performance, and 3) establish a cap on the indirect billing rate for the remaining contract period of performance.

The effect of the Modification will be (a) to increase the cash balance of the Company and (b) to increase the billing rate for indirect costs under the contract. The Company believes that the cash from the modification, in addition to its existing cash balance, will be sufficient to operate the company for at least two years.